2015 ANNUAL MEETING & INVESTOR DAY June 4, 2015 New York, NY

SAFE HARBOR The statements in this presentation that are not historical facts, including, most importantly, those statements preceded by, or that include, the words “will,” “may,” “believe,” “projects,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). These statements may include, but are not limited to, statements regarding our future operating results, shareholder return, capital deployment and growth. For all “forward-looking statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and other factors are discussed in the reports filed by the Company with the Securities and Exchange Commission, including its most recent report on Form 10-K, and its subsequent reports on Form 10-Q, as they may be amended from time to time. The Company disclaims any intent or obligation to update these forward-looking statements. 2

AGENDA PRESENTATION Ken Vecchione President and Chief Executive Officer Paul Grinberg Group Executive, International and Corporate Development Jonathan Clark Executive Vice President and Chief Financial Officer GLOBAL LEADERSHIP PANEL Moderator Ken Vecchione, President and Chief Executive Officer Participants Kevin Fuller, CEO, Grove Capital Management Paul Grinberg, Group Executive, International and Corporate Development Kenneth Mendiwelson, CEO, Refinancia Ashish Masih, Executive Vice President, US Debt Purchasing Operations Ken Stannard, CEO, Cabot Credit Management Q&A 3

Ken Vecchione President and CEO 4 OPENING REMARKS

ENCORE IS A TOP-TIER, GLOBAL PLAYER IN THE CONSUMER DEBT PURCHASING AND RECOVERY INDUSTRY 5 31% Adjusted EBITDA1 5-year CAGR 29% Economic EPS2 5-year CAGR 9 Countries 1/5 US Consumers 1/8 UK Consumers 1/10 Colombian Consumers $1B Market Cap $1.6B 2014 Collections $5.1B Estimated Remaining Collections 1. Adjusted EBITDA is a non-GAAP number which the company considers to be and utilizes as a meaningful indicator of operating performance. See Reconciliation of Adjusted EBITDA to GAAP Net Income at the end of this presentation. 2. Economic EPS is a non-GAAP number which the company considers to be and utilizes as a meaningful indicator of operating performance. See Reconciliation of Economic EPS to GAAP earnings per share at the end of this presentation. Scale Trajectory Global Reach

ENCORE PLAYS AN IMPORTANT ROLE IN SUPPORTING ACCESS TO CONSUMER CREDIT GLOBALLY 6 We enable creditors to better serve consumers • Reduce losses from delinquent debt • Contribute to profitability and solvency of financial system • Enhance resilience of financial system We enable consumers to increase their access to credit • Help consumers to rehabilitate their credit history • Increase the number and variety of lenders available United States As the economy recovers, consumer indebtedness increases • Total debt up 2% since 2014 • Unsecured debt up 5.6% since 2014 United Kingdom Steady rise in consumer credit and indebtedness • Total debt up 2% since 2014 • Consumer credit up 6.4% since 2014 Latin America Markets experiencing a massive surge in consumer credit • Consumer credit with a double-digit five-year CAGR in key markets

ENCORE HAS DELIVERED A TRACK RECORD OF STRONG, SUSTAINABLE FINANCIAL RESULTS

Strong business fundamentals…

Cash collections ($M)



+27%
487
604
761
948
1,280
1,607
9
10
11
12
13
14

Adjusted EBITDA[1] ($M)



+31%
260
343
444
577
784
999
9
10
11
12
13
14

…driving consistent, profitable growth

Economic EPS[2] vs. Consensus EPS[3]



Consensus
Actual (Numbers stated are actual)
+29%
0.44
0.54
0.71
0.86
1.08
1.23
10
11
12
13
14
15

1. Adjusted EBITDA is a non-GAAP number which the company considers to be and utilizes as a meaningful indicator of operating performance. See Reconciliation of Adjusted EBITDA to GAAP Net Income at the end of this presentation. 2. Economic EPS is a non-GAAP number which the company considers to be and utilizes as a meaningful indicator of operating performance. See Reconciliation of Economic EPS to GAAP earnings per share. EPS prior to 2012 were not affected by adjustments. 3. Per fully diluted economic share from continuing operations. Consensus estimates from Zachs and taken from 90 days before earnings announcement Q1 2012 EPS excludes the impact of the Ascension transaction, a $0.25 reduction in EPS for the quarter. Note: Growth rate percentages for cash collections and Adjusted EBITDA, signify CAGR from 2009 – 2014; and for EPS signifies CAGR from Q1 2014 – Q1 2015.

encore CAPITAL GROUP
7

ENCORE HAS A STRONG MANAGEMENT TEAM WITH A LONG TRACK RECORD OF SUCCESS


Ken Vecchione
Chief Executive Officer


Amy Anuk
SVP, Business Development


Anupam Arun
SVP, COO, Encore India


Ryan Bell
SVP, Legal Collections


Greg Call
SVP, General Counsel


Jonathan Clark
Chief Financial Officer


Carl Eberling
Chief Information Officer


Barbara Kennedy
SVP, Human Resources


Ashish Masih
EVP, US Debt Purchasing Operations


Jaison Thomas
SVP India Operations


Paul Grinberg
Group Executive, Int'l & Corporate Development


Kaushik Kundu
SVP, Internal Operations Collections


Manu Rikhye
SVP, Indian Operations


Sheryl Wright
SVP, External Affairs

encore
CAPITAL GROUP

CABOT CREDIT MANAGEMENT


Ken Stannard
CEO, Cabor

GROVE CAPITAL MANAGEMENT


Kevin Fuller
CEO, Grove

REFINANCIA


Kenneth Mendiwelson
CEO, Refinancia

propel financial services


Jack Nelson
CEO, Propel

encore CAPITAL GROUP
8

Expand Internationally Maintain Strong Capital Stewardship ENCORE CONTINUES TO SUSTAIN AND EVOLVE WITH THE US CORE MARKET 9 Sustain The US Core Growth Strategy

RECENT DEVELOPMENTS IN THE US DEBT MARKET ARE POSITIVE 10 What we told you last year Regulatory agencies (such as CFPB) are increasing scrutiny on financial institutions and debt collectors Debt buyers in our core market are consolidating US banks are decreasing their credit card books and market default rates are decreasing Where markets stand today Regulatory agencies (such as CFPB) are preparing to finalize regulation – Cost of compliance will make it difficult for sub-scale players to remain competitive Further industry consolidation expected Withdrawn suppliers are preparing to re-enter the market – Supply is expected to improve in the next 12–18 months Purchase inventory increasingly focused on fresh paper

WE EXPECT WITHDRAWN SUPPLIERS TO RETURN TO THE MARKET WITHIN THE NEXT 12 MONTHS 11 Issuers were very clear about why they withdrew "Debt buyers must understand the consumer experience issuers want to create." "Data quality and sharing is my number one concern" "We want to see our vendors have strong compliance, risk and oversight processes." "We used to be completely focused on revenue, now all of the focus is on the risk of compliance incidents." … and when they return we will be well positioned  Outstanding performance in issuer certifications  Substantial, proactive investments in compliance  Best in class capabilities in data security and quality management  Development of consumer- centric collections processes

THE US CORE MARKET IS INCREASINGLY FOCUSED ON FRESH PAPER 12 43 48 58 63 65 57 52 42 37 35 80 60 100 40 20 0 2015e 2011 2012 2013 % of Supply Available (direct from issuer) 2014 Seasoned Fresh Note: US Core represents all non BK direct from issuer unsecured credit card and personal installment loans; Fresh is defined as <6 months from charge off Seasoned is defined as >6 months from charge off 5 Year Shift in U.S. Core Market Supply • Acquired ACF to benefit from their expertise in fresh paper • Increased our purchase volume of fresh paper • Launched Consumer- Focused programs to improve liquidations, emphasis on fresh paper Our response

CONSUMER-FOCUSED PROGRAMS ARE CRITICAL TO DRIVING STRONG RETURNS ON FRESH PAPER 13 Efficient: Find the consumer who is capable of paying Transaction Focused: Quick and efficient Limited interaction channels and payment flexibility One size fits all servicing approach within call centers We have maintained our low cost-to-collect through this transformation Prior Model Effective: Enable the consumer to be able to pay Relationship focused: Connect, listen, understand Expanded interaction channels and payment flexibility Custom servicing approaches for different consumers Enhanced Model

THE ROLLOUT OF CONSUMER-FOCUSED PROGRAMS HAS EXCEEDED OUR EXPECTATIONS 14 0 100 200 300 400 0 12 24 36 48 Indexed liquidation rate Liquidation performance of similar portfolios • Improved liquidations directly attributable to changes in our operations • Improved liquidations will enhance returns in future deployments and current book • We believe learnings will improve seasoned paper liquidations Months since purchase 2012 Vintage (Actual/Projected) 2009 Vintage

Lower Volume & Regulatory Pressure Attractive Opportunities Overconfidence & Irrational Pricing An Emerging Market 15 OUR STRATEGY ADAPTS TO INDUSTRY FLUCTUATIONS IN SUPPLY AND DEMAND… • Established our center in India • Activity-level cost database • First known ability-to-pay model 2005 2007 • Created first generation consumer-level underwriting models Demand Supply 2001 2003 2009 2011 • Increased capital deployment • Expanded collections capacity 2013 2015 • Strategic acquisitions • Focus on consumer enablement • Intense focus on compliance

Lower Volume & Regulatory Pressure Attractive Opportunities Overconfidence & Irrational Pricing An Emerging Market 16 …AND WE ARE POISED TO TAKE ADVANTAGE OF IMPROVING MARKET DYNAMICS • Established our center in India • Activity-level cost database • First known ability-to-pay model 2005 2007 • Created first generation consumer-level underwriting models Demand Supply 2001 2003 2009 2011 • Increased capital deployment • Expanded collections capacity 2013 2015 • Strategic acquisitions • Focus on consumer enablement • Intense focus on compliance Industry consolidation and supplier reentry • Opportunistic deployment following return of large issuers • Expansion into adjacent markets and products 2016 / 2017

WE ARE ON-TRACK TO MEET OUR 2015 US CORE DEPLOYMENT TARGET 17 US Core Deployment 2015e vs. Historical 526 554562 0 200 400 600 2012 Expected Deployed or committed 2015e 500–600 2014 2013 Our deployment in the US core market remains steady at $500M - $600M / year Core deployment excludes Propel

Maintain Strong Capital Stewardship Sustain The US Core ENCORE WILL CONTINUE TO PURSUE MARKET OPPORTUNITIES GLOBALLY 18 Expand Internationally Growth Strategy

IN 2012, ENCORE WAS A DEBT RECOVERY SPECIALIST WITH GLOBAL ASPIRATIONS 19

OVER THE LAST THREE YEARS, WE HAVE MADE MULTIPLE STRATEGIC INVESTMENTS OUTSIDE THE U.S. 20

21 Encore capital deployment (2012-2015e)1 Geographic expansion provides growth opportunities and diversifies our business 100% 87% 50% 45% 13% 50% 55% 20 0 100 80 60 40 2015e 2014 2013 2012 1. Excludes portfolio purchases in Cabot, Refinancia acquisitions, Propel tax liens WITH THAT HAS COME A MEANINGFUL SHIFT IN OUR CAPITAL DEPLOYED TO OUTSIDE OF THE UNITED STATES International US Core

INTERNATIONAL EXPANSION IS AN IMPORTANT PART OF OUR GROWTH STRATEGY 22 Many countries with no market leader; multiple opportunities to consolidate share Consumer credit in developing economies is expanding rapidly, driving increased NPL volumes Supports our earnings growth Our business capabilities and expertise are key to performance within all markets Many opportunities to acquire unsophisticated players and create value Much of our infrastructure is globally scalable Fits with our capabilities and infrastructure As we grow globally, single-country market dynamics become less likely to impact overall performance Diversifies our portfolio

SINCE 2013, ENCORE HAS MADE MULTIPLE MOVES TO ENTER NEW MARKETS AND ACQUIRE AND CONSOLIDATE PLAYERS 2013 2014 2015 / Early 2016 23 • Top Tier Player in UK: $2.3B in ERC • Beachhead in Europe • Top-tier player in IVA • Entry to Continental Europe Europe • UK Consolidation • New asset type: Large balance, non-paying debt • Mid-tier player in legal collections • Ensures Cabot's 2015 deployments on-target Latin America • Top Tier Player in Colombia and Peru: >$200M deployed • Exploratory for Latin America • $57M deployment • Initiates Mexico opportunity • Multiples similar to US market 5-6 years ago Mexico • Expect further expansion in Mexico • Expect to enter Brazil market Mexico & Brazil Asia-Pacific • Taking steps toward debt purchase with signed LOIs • Building on operations established in 2009 India • Expect regulatory approval and capital deployments in India India

Market Size and Trajectory • Size and growth rate of credit • Size and growth rate of NPL • Distribution of NPLs across asset types Market Stability • Risk of political stability / corruption • Risk of currency stability • Risk of economic stability WHEN WE CONSIDERED THESE ACQUISITIONS, AND AS WE EXPLORE NEW MARKETS, THERE ARE SEVERAL CRITERIA WE CONSIDER Market Maturity • Established presence of global issuers • Propensity of lenders to sell debt or outsource collections • Pool of local buyers / servicers who we could acquire 24

OUR APPROACH HAS BEEN TO ENTER NEW MARKETS THROUGH ACQUISITION, WHERE WE CAREFULLY EVALUATE THE TARGET… 25 Market position  Top tier player in space  Strong issuer relationships  Market influencer  Beachhead to market consolidation Capabilities  Management with deep market knowledge  History of strong asset returns  Opportunities to improve processes & operations Culture  Values analytics and data science  Prioritizes ethical code  Compliance-focused culture Target Requirements

… AND PUT A STRONG AND EFFECTIVE OVERSIGHT MODEL IN PLACE 26 26 Encore Oversight Model Governance  Control the board, including chairmanship  Approve all capital deployments  Ensure local management teams have long-term incentives to drive value Business management  Conduct quarterly operating reviews, monthly business reviews, and weekly CEO calls  Relocate seasoned Encore managers into senior roles in subsidiaries  Hold regular meetings between subsidiary leadership on key topics Market position  Top tier player in space  Strong issuer relationships  Market influencer  Beachhead to market consolidation Capabilities  Management with deep market knowledge  History of strong asset returns  Opportunities to improve processes & operations Culture  Values analytics and data science  Prioritizes ethical code  Compliance-focused culture Target Requirements

WE ARE EXCITED ABOUT OUR OPPORTUNITIES FOR FURTHER INTERNATIONAL EXPANSION 27 Markets under consideration

Paul Grinberg Group Executive, International and Corporate Development 28

THIS APPROACH IS WELL ALIGNED WITH THE PRESENCE OF GLOBAL ISSUER BANKS 29 Representative issuers No presence No. of Issuer Banks 1 – 2 Issuers 3 – 5 Issuers ≥ 6 Issuers Issuer Banks Legend US Mexico Peru Colombia Spain UK Brazil Australia and New Zealand Chile Continental Europe Current presence Target expansion Encore Market Position South East Asia South Korea Japan India

THERE ARE THREE TARGET MARKETS IN OUR INTERNATIONAL STRATEGY, EACH WITH A DISTINCT EARNINGS TRAJECTORY 30 2013 2014 2015 2014 2015 2016 2017 EPS Impact 2018+ Expansion: Continental Europe Europe Expansion: Mexico, Brazil, Chile Latin America India Expansion: East Asia, Australia, South East Asia Asia-Pacific

Capital Investment • Technology & infrastructure • Strategic acquisition • Capital deployment Results  Greater capital deployment  Higher returns  Improved operational productivity  Reduced headcount costs  Increased consumer satisfaction  Best practices in compliance  … WE ENHANCE THE VALUE OF OUR SUBSIDIARIES BY BRINGING BEST IN CLASS CAPABILITIES ACROSS MULTIPLE FRONTS Management & HR • Leadership transfer • Organizational efficiencies • Training and onboarding Operations Improvement • Call center • Collections and payment • Analytics & data science Knowledge Sharing • Growth strategy • Knowledge of consumer • Regulatory expertise 31

Adjusted EBITDA Revenue Portfolio Purchases 120 Month ERC TURNING TO EUROPE, CABOT HAS DELIVERED ON THE GROWTH WE EXPECT WHEN ENTERING A NEW MARKET… 227 124 0 100 200 300 +83% (£M) 2014 2013 1,601 1,052 0 1,000 2,0 0 +52% 2014 (£M) 2013 263 181 0 150 300 +45% 2014 2013 (£M) 173 127 0 150 300 +36% 2014 2013 (£M) 32 Note: Figures are UK GAAP; includes Marlin acquisition

Capital Investment Enabled acquisitions • Marlin: Strong capabilities in large- balance debt • dlc: Mid-tier player in legal collections • XRS: Expansion in Ireland CABOT DEMONSTRATES HOW WE BRING OUR CAPABILITIES TO ENHANCE THE VALUE OF A LEADING MARKET PLAYER Results: One year impact  Rapid growth in Ireland: 7X purchase volume increase  Modernized collections platform, data infrastructure  Enhanced pricing and operational analytics  Successful integration of Marlin: 2X cost savings, 2X back book litigation opportunity 33 • Transferred key Encore leaders to Cabot • Supported integration of Cabot and Marlin Management & HR • Launched India operations • Developed operational strategy model • Built late-stage collections platform • Enhanced pricing analytics Operations Improvement • Improved approach to collaborating with regulators • Improved knowledge sharing on call models and accounting treatments • Collaborating on expansion strategy Knowledge Sharing

CABOT IS A LEADING DEBT PURCHASER IN EUROPE 34 445 357 179 241 296 491 2014 Deploy- ments: Select European Players (USD, M) Excludes acquisitions Market Presence Arrow Aktiv Kapital Intrum Hoist Cabot Lindorff

THE DLC ACQUISITION IS IMPORTANT FOR CABOT AND ENCORE Attractive Portfolio • Scale opportunity to acquire £245M of ERC and £43M of Cash EBITDA • dlc will allow Cabot to deliver on its 2015 purchasing plan and consolidate overlapping debt contingency operations • dlc is a profitable and debt free business 35 Enhances Competitive Position • dlc is the largest remaining DCA/DP target in the U.K. • Removes mid-tier competitor in the legal collections space • Prevents dlc from being consumed by a competitor Cost Savings Potential • Adds U.K. collections capacity: −600 seat office site in Brackley, 50% utilised −Close proximity to Cabot’s existing Stratford office, with sufficient capacity to on-board Stratford DCA operation

CONSOLIDATION OF THE U.K. MARKET IS ALMOST COMPLETE; DLC REPRESENTS A CRITICAL OPPORTUNITY Recent Acquisitions Remaining Target or Sale Process Ongoing Acquirer Target 36

GROVE, WITH AN ALREADY STRONG SHARE OF THE UK INSOLVENCY MARKET, INCREASED ITS FOCUS ON SPAIN AND THE CONTINENT 37 Continental Europe • Evaluating multiple consumer and SME opportunities across Europe using Grove platform UK • Maintaining strong market position • Exploring servicing adjacencies Test New Markets Scale and Optimize Portfolio Establish Share and Enter Adjacencies Spain • Rapidly increasing consumer deal volume • Building scale in SME

2016: Enhance Servicing Capabilities • Build or acquire servicing capability to complement collection agency relationships • $400 million annual deployment opportunity • Actively seek retrade opportunities • Scale consumer financial services portfolio and validate SME segment opportunity • Enhance decision science capabilities to improve valuations • Build deeper partnerships with core collection agencies 2015: Scale Portfolio & Optimize Operations LEVERAGING OUR PLATFORM AND SERVICER RELATIONSHIPS, WE HAVE BEGUN SCALING OUR PORTFOLIO IN SPAIN 38 • Started in telecom debt where competition is lower ahead of moving into financial services • Built database and developed analytics around financially stressed consumers • Actively managing debt with 10 collection agencies 2013-14: Establish Presence in Spain

Capital Investment Capital resources • Portfolio growth in Spain GROVE DEMONSTRATES HOW WE BRING OUR CAPABILITIES TO ENHANCE THE VALUE OF AN ESTABLISHED MARKET PLAYER 39 Close managerial oversight • Regular business and operations reviews • Close alignment on strategy Management & HR • Decision science capabilities • Consumer database • Portfolio valuation & pricing Operations Improvement Developed growth strategy • Market entry model • New asset classes e.g., SME • Servicing capabilities Knowledge Sharing Results: One year impact  2.5X Deployments increase  2X Collections increase  Became #3 purchaser in Spain  Significantly expanded servicing capabilities

GOING FORWARD, EUROPE PROVIDES NATURAL, NEAR-TERM EARNINGS' OPPORTUNITIES FOR CABOT AND GROVE 40 Annual NPLs for select European countries 2009-20131 • Strong potential for aggressive growth through market consolidation • Market fragmented, many competitors lack best-in- class capabilities • Economic fundamentals are attractive: Strong returns across multiple asset classes • Regulatory environment discourages unsophisticated players 176 219 248 282 227 249 310 339 408105 136 142 166 119 115 140 128 137 116 127 131 120 115 137 131 130 114 108 153 99 0 5 1,000 1,500 $B 2013 1,216 2012 1,090 2011 1,065 2010 903 2009 851 Rest of Europe Spain Italy France Germany UK 1. Includes retail and commercial Note: Average annual conversion rates applied Source: World Bank, Central banks of corresponding countries +9%

Capital Investment Upgraded key infrastructure • Dialer platform • Collections platform • Credit risk/lending platform • Decision Science platform REFINANCIA DEMONSTRATES HOW WE BRING OUR CAPABILITIES TO ENHANCE THE VALUE OF AN EMERGING MARKET PLAYER... Results: One year impact  15% Headcount reduction in call center  30% Overall collections increase  35% Collections / agent increase  54% Monthly attrition improvement 41 Improved team performance • Installed Encore leadership • Consolidated functions • Developed skills training • Implemented new incentives Management & HR Implemented best practices • Scoring & account treatment • Inventory management • Call center management • Capacity / goal models Operations Improvement Developed growth strategy • Business adjacencies in Colombia/Peru • Specialty finance offering Knowledge Sharing

…WHICH WE EXPECT TO DO IN OTHER LARGE AND GROWING MARKETS IN LATIN AMERICA 42 • Multiple opportunities to gain and consolidate share • Market fragmented, unsophisticated competitors • Expect further growth in market opportunity – Use of credit increasing across markets – Banks increasingly receptive to NPL sales Note: Average annual conversion rates applied Source: World Bank, Central banks of corresponding countries 25 0 75 50 3.7 2.2 2012 56.5 41.9 4.9 4.5 3.4 1.7 2011 54.5 42.2 4.0 4.3 2.6 1.3 2010 $B 2013 54.2 35.9 7.5 40.8 4.9 3.3 4.0 2.3 1.1 2009 30.1 29.8 4.0 3.7 2.3 0.8 40.5 Peru Brazil Chile Mexico Colombia +8% Annual NPLs for select Latin American countries 2009-20131

Brazil • Top priority for new market entry in Latin America • Enormous growth potential: – Largest banking market in Latin America; 5th largest globally – Over $35B in NPLs in 2013 – Opportunities in consumer secured and unsecured, and SME • We believe this is the right time to enter the market Mexico • We have entered the Mexican market with a $57M deployment • Initial returns are excellent • Enormous growth potential: – Over $7B in NPLs in 2013 – Opportunities in consumer secured and unsecured, and SME • Market entry strategy includes developing servicing capabilities THE INITIAL FOCUS OF OUR LATIN AMERICA EXPANSION WILL BE MEXICO AND BRAZIL 43

WITHIN ASIA PACIFIC, INDIA IS THE FIRST MARKET WHERE WE EXPECT TO BEGIN DEPLOYING CAPITAL 44 • Debt supply large and growing • Favorable regulatory developments expected to continue • Encore India has deep expertise in collections operations and analytics, and understands the local market • On-track to deploy capital soon 40.4 32.0 24.6 18.2 13.7 0 10 20 30 40 50 ($B) 2012 2013 2011 2010 2009 Note: Average annual conversion rates applied Source: World Bank, RBI 31.0% Annual NPLs for India 2009-20131

OUR ASSET RECONSTRUCTION COMPANY IN INDIA IS ON TRACK TO LAUNCH IN LATE 2015 OR EARLY 2016 Timeline subject to regulatory approvals Hiring key positions • Many key positions have been filled 45 2014 2015 Early 2016 Entity creation & partner finalization • Two equity partners identified and on board Operational planning and readiness • Building IT platform (in progress) • Developed framework to evaluate servicers, add capabilities, manage risk • Formed partnerships with data providers, servicing partners • Building relationships with issuers – several transactions in pipeline Regulatory approvals • Regulatory filings underway

OVER THE LONGER TERM, THERE WILL BE OTHER MARKETS WITHIN ASIA PACIFIC WHICH WE WILL EXPLORE 46 • Australia: Relatively mature market with many small players, providing consolidation opportunities • China and Southeast Asia: Emerging markets with expanding consumer credit offers substantial growth at attractive returns • South Korea and Japan: Established credit markets with substantial NPL volumes 100 85 87 102 124 115 127 138 144 118 4032 251814 25 24 35 2424 2627 16 17 2112 0 250 500 $B 2013 354 24 2012 350 32 2011 327 2010 311 32 2009 295 30 China India Japan Australia Southeast Asia South Korea Note: Average annual conversion rates applied Source: World Bank, Central banks of corresponding countries +5% Annual NPLs select Asia Pacific countries 2009-20131

OUTSIDE OF THE US, SERVICING ON BEHALF OF ISSUERS WILL BE AN IMPORTANT COMPONENT OF OUR STRATEGY 47 Managing collections and payments is fundamental to Encore's existing business operations Leverages our deep understanding of the financially stressed consumer and our focus on compliance Fits with our capabilities Diversifies our portfolio Long-term contracts with high switching costs EBITDA buffer in markets with lumpy sales Expands and deepens our relationship with issuers Steady stream of recurring cash flows, less sensitive to market environment Supports entry into new geographies where NPL repurchase is undeveloped Supports our earnings growth

AS WE CONTINUE TO EXPAND INTERNATIONALLY, OUR TIGHT INTEGRATION ACROSS MARKETS WILL CONTINUE TO CREATE VALUE 48 Sources of global value creation • Capital deployed in highest return market • Targeted investment in undeveloped platforms • Operations moved to lowest cost market • Relocation of seasoned management to support subsidiaries • Knowledge sharing across markets • Analytics • Collections call center • Capital • Call center expertise • Platform development • Operations management • Decision science • Analytics • Collections call center • Operations support • Back office • SME loans • Servicing • Capital • Consumer-focus • Operations mgmt • Knowledge sharing • Local market expertise • Capital • Consumer-focus • Regulatory expertise • Operations mgmt

Expand Internationally Sustain The US Core ENCORE WILL MAINTAIN OUR COMMITMENT TO STRONG CAPITAL STEWARDSHIP 49 Maintain Strong Capital Stewardship Growth Strategy

Jonathan Clark CFO, Encore Capital 50

• Capital drives our growth engine EFFICIENT CAPITAL STEWARDSHIP IS CRITICAL TO ENCORE'S SUCCESS 51 • Strong cash flow allows for value creating investments – Reinvest in range of receivables – Prudent investment in acquisitions and adjacencies to support sustainable growth – Return capital to shareholders or pay down debt when it is right option Capital Portfolio purchases Collections process • Return to investors • Organic Growth Cash flow • Acquisitions • Pay down debt

WE CONSTANTLY EVALUATE ALTERNATIVES FOR DEPLOYING OUR CAPITAL Lower Returns Higher Returns Acquisitions Repurchase Shares Or Dividend Repay Debt Keep Excess Cash Organic Investment 52 Today's Focus Organic Investment • How we evaluate opportunities to deploy capital and invest in the business Acquisition • Role of acquisition • How we evaluate deal performance Share Repurchase • Current and historical stock repurchase program

Legal & Compliance • Ensures contracts & deal structure complies with regulation WE MAINTAIN RIGOROUS CONTROLS AND STRUCTURE ACROSS ALL INVESTMENTS GLOBALLY 53 Investment Committee • Evaluates pricing • Evaluates market intelligence • Approves all deals • Oversees investment processes Operations • Monitors performance of prior investments • Validates valuation Decision Science • Values portfolio • Analyzes loan-level data • Evaluates regulatory impact Business Development • Identifies opportunities • Leads deals and conducts due diligence

OUR DEPLOYMENTS REFLECT THE BEST USE OF CAPITAL AVAILABLE GLOBALLY Propel International US Core 2015 Expected $1,200 - $1,400 $525 $520 $175 2014 Actual $1,220 $500 - 600 $525 - 625 $170 - 200 Global Capital Deployment: 2014 Actual and 2015 Expected ($M) • 2014 Actual in-line with last year's expectation • 2015 Expected in-line with last year's target • 2014 and 2015 deployment with expected performance above our hurdle rate 54

THERE ARE SEVERAL FACTORS WHICH IMPACT HOW WE VALUE AN ACQUISITION Net Investment Current IRR (%) Purchase price less cash Current unlevered, pre-tax return Initial IRR (%) Initial unlevered, pre-tax return at time of purchase Fair Market Value ERC at time of deal Reported target ERC, validated using Encore analytics Forward Flows Synergies ERC on contractually obligated deployments not yet booked Incremental cost and revenue benefits for Encore and target Goodwill + Intangibles 55

THE CONTRIBUTION OF EACH FACTOR TO IRR WILL VARY BY ACQUISITION… ERC at time of deal Forward Flows Synergies $275M $125M Deployment $179M Extensive Low-teens Mid-teens Net Investment Current IRR (%) Initial IRR (%) 56 $952M $50M Deployment $356M Moderate Low-to-mid teens Mid-to-high teens

…AND GOODWILL & INTANGIBLES ALLOCATION WILL NATURALLY VARY BY ACQUISITION Extensive • Capability to become competitive in fresh paper • Improved portfolio liquidations $125M Deployment ~41% of Purchase Price $179M 57 Moderate • Bankruptcy platform • Internal legal collections capabilities $50M Deployment ~17% of Purchase Price $356M Goodwill & Intangibles Forward Flows Synergies Net Investment

WE REMAIN COMMITTED TO SHARE BUYBACKS GIVEN UPSIDE POTENTIAL IN SHARE PRICE & TOTAL SHAREHOLDER RETURN Encore share repurchases 2012-Present Price per share1 1. Weighted average repurchase price for the period 58 $27.83 $42.04 $39.54 60 40 20 0 Total Share Repurchase ($M) YTD 2015 2014 17 2012/2013 50 Number of shares (k) 1886 400 839 33

Ken Vecchione President and CEO 59 CLOSING REMARKS

THERE ARE MANY REASONS TO LIKE OUR PROSPECTS Strong Financial Track-Record • We are outstanding value creators who consistently drive double-digit earnings growth in a wide range of market environments. Adaptable To Evolving Markets • Our recent call center transformation to support fresh paper liquidations is testament to our ability to consistently thrive in evolving markets. Excellent US Competitive Position • We will continue to achieve target US core deployment at strong returns. • We are poised to benefit from improvements in the US market as the supply of debt increases with few qualified buyers remaining. Proven International Capabilities • With Cabot and Grove, we are the established market leader in Europe. • We have built beachheads in India and Latin America. • We have a proven strategy for entering new markets and creating value. Exciting International Opportunity • We are on the cusp of a value creation catalyst, driven by imminent growth and outstanding returns in India, Mexico, and Brazil. • We will enter servicing, a new source of unbounded, reliable revenues. Disciplined Capital Stewardship • We remain committed to managing our capital in a manner that drives the greatest return for our investors. 60

GLOBAL LEADERSHIP PANEL Moderator Ken Vecchione, President and Chief Executive Officer Participants Kevin Fuller, CEO, Grove Capital Management Paul Grinberg, Group Executive, International and Corporate Development Kenneth Mendiwelson, CEO, Refinancia Ashish Masih, Executive Vice President, US Debt Purchasing Operations Ken Stannard, CEO, Cabot Credit Management 61

Encore Capital Group, Inc. 2015 Investor Day New York, NY June 4, 2015

63 Appendix

64 NON-GAAP FINANCIAL MEASURES This presentation includes certain financial measures that exclude the impact of certain items and therefore have not been calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company has included information concerning Adjusted EBITDA because management utilizes this information, which is materially similar to a financial measure contained in covenants used in the Company's revolving credit facility, in the evaluation of its operations and believes that this measure is a useful indicator of the Company’s ability to generate cash collections in excess of operating expenses through the liquidation of its receivable portfolios. The Company has included Adjusted Income Attributable to Encore and Adjusted Income Attributable to Encore per Share (also referred to as Economic EPS when adjusted for certain shares associated with our convertible notes that will not be issued but are reflected in the fully diluted share count for accounting purposes) because management uses these measures to assess operating performance, in order to highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. Adjusted EBITDA, Adjusted Income Attributable to Encore and Adjusted Income Attributable to Encore per Share/Economic EPS have not been prepared in accordance with GAAP. These non-GAAP financial measures should not be considered as alternatives to, or more meaningful than, net income, net income per share, and total operating expenses as indicators of the Company’s operating performance. Further, these non-GAAP financial measures, as presented by the Company, may not be comparable to similarly titled measures reported by other companies. The Company has attached to this presentation a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

65 RECONCILIATION OF ADJUSTED INCOME AND ECONOMIC / ADJUSTED EPS Reconciliation of Adjusted Income and Economic / Adjusted EPS to GAAP EPS (Unaudited, In Thousands, except per share amounts), Three Months Ended March 31, 2015 2014 $ Per Diluted Share – Accounting Per Diluted Share – Economic* $ Per Diluted Share – Accounting Per Diluted Share – Economic* GAAP net income attributable to Encore, as reported $ 29,425 $ 1.08 $ 1.11 $ 23,180 $ 0.82 $ 0.87 Adjustments: Convertible notes non-cash interest and issuance cost amortization, net of tax 1,666 0.06 0.07 1,291 0.05 0.05 Acquisition, integration and restructuring related expenses, net of tax 1,352 0.05 0.05 4,358 0.15 0.16 Adjusted Income Attributable to Encore $ 32,443 $ 1.19 $ 1.23 $ 28,829 $ 1.02 $ 1.08 * Economic EPS for the three months ended March 31, 2015 and March 31, 2014 excludes approximately 0.9 million and 1.5 million shares, respectively, issuable upon the conversion of the company’s convertible senior notes that are included for accounting purposes but will not be issued due to certain hedge and warrant transactions.

66 RECONCILIATION OF ADJUSTED INCOME AND ECONOMIC / ADJUSTED EPS Reconciliation of Adjusted Income and Economic / Adjusted EPS to GAAP EPS (Unaudited, In Thousands, except per share amounts), Three Months Ended March 31, 2013 2012 $ Per Diluted Share – Accounting Per Diluted Share – Economic $ Per Diluted Share – Accounting Per Diluted Share – Economic GAAP net income attributable to Encore, as reported $ 19,448 $ 0.80 $ 0.80 $ 18,108 $ 0.70 $ 0.70 Adjustments: Convertible notes non-cash interest and issuance cost amortization, net of tax 673 0.03 0.03 - - - Acquisition, integration and restructuring related expenses, net of tax 775 0.03 0.03 316 0.01 0.01 Adjusted Income Attributable to Encore $ 20,896 $ 0.86 $ 0.86 $ 18,424 $ 0.71 $ 0.71 * Economic EPS and GAAP EPS are the same for all periods prior to the three months ended March 31, 2012.

Reconciliation of Adjusted EBITDA to GAAP Net Income (Unaudited, In $ Thousands) Year Ended 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14 GAAP net income, as reported $ 33,047 $ 49,052 $ 60,958 $ 69,477 $ 73,740 $ 98,278 (Income) loss from discontinued operations, net of tax (2,133) (1,658) (365) 9,094 1,740 1,612 Interest expense 16,160 19,349 21,116 25,564 73,269 166,942 Provision for income taxes 19,360 27,967 38,076 51,754 45,388 52,725 Depreciation and amortization 1,771 2,552 4,081 5,840 13,547 27,949 Amount applied to principal on receivable portfolios 187,726 240,100 312,297 402,594 534,654 614,665 Stock-based compensation expense 4,384 6,010 7,709 8,794 12,649 17,181 Acquisition, integration and restructuring related expenses - - - 4,263 29,321 19,299 Adjusted EBITDA $ 260,315 $ 343,372 $ 443,872 $ 577,380 $ 784,308 $ 998,651 RECONCILIATION OF ADJUSTED EBITDA 67

GAAP EPS VS. ECONOMIC EPS 68 $1.28 $1.89 $2.36 $3.04 $2.94 $3.83 09 10 11 12 13 14 $1.28 $1.89 $2.36 $3.15 $3.86 $4.52 09 10 11 12 13 14 +25% +29% 1. Per fully diluted share from continuing operations. 2. Per fully diluted economic share from continuing operations. See Reconciliation of Economic EPS to GAAP EPS at the end of this presentation. EPS prior to 2012 were not affected by adjustments. Note: Growth rate percentages for cash collections, Adjusted EBITDA, and EPS signify compounded annual growth rate from 2009–2014 GAAP EPS1 Economic EPS2

Encore Capital Group, Inc. 2015 Investor Day New York, NY June 4, 2015